Exhibit 10.1

SECURITIES PURCHASE AND EXCHANGE AGREEMENT

This Securities Purchase and Exchange Agreement (this “Agreement”) is dated as of March 16, 2012 among Phototron Holdings, Inc., a Delaware corporation (the “Company”), Europa International, Inc. (“Europa”), W-Net Fund I, L.P. (“W-Net” and together with Europa, collectively, the “Investors”), each purchaser that executes a counterpart signature page hereto from time to time (together with the Investors, each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), and W-Net, which will serve as the representative of the Purchasers, and is referred to herein from time to time as the “Purchaser Representative”.

RECITALS

WHEREAS, the Company previously issued (a) that certain Senior Secured Promissory Note, dated October 8, 2011, to Europa in the original principal amount of $100,000 and (b) that certain Senior Secured Promissory Note, dated October 12, 2011, to W-Net in the original principal amount of $349,790.68 (collectively, the “October Existing Notes”, and together with any other promissory note issued by the Company, or evidencing debt assumed by the Company, collectively, the “Existing Notes”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the exemptions from registration provided by the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, (a) the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, 6% Senior Secured Convertible Notes, in the form of Exhibit A attached hereto (the “Notes”), in the principal amount equal to such Purchaser’s Subscription Amount (as defined herein), and (b) the Company and the applicable Purchasers desire to cancel the Existing Notes and exchange the Existing Notes for the Notes, as more fully described in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1              Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes, and (b) the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Company Counsel” means Stubbs Alderton & Markiles, LLP, with offices located at 15260 Ventura Boulevard, 20th Floor, Sherman Oaks, California 91403, Attention: Greg Akselrud, fax: (818) 444-6303.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Security Agreements” means, collectively, (a) that certain Security Agreement, dated as of October 8, 2011, by and among the Company, Europa and the other parties signatory thereto, (b) that certain Security Agreement, dated as of October 12, 2011, by and among the Company, W-Net and the other parties signatory thereto, (c) that certain Intellectual Property Security Agreement, dated as of October 8, 2011, by and among the Company, Europa and the other parties signatory thereto, and (d) that certain Intellectual Property Security Agreement, dated as of October 12, 2011, by and among the Company, W-Net and the other parties signatory thereto.

“IP Security Agreement” means the Intellectual Property Security Agreement, dated the date hereof, by the Company in favor of the Purchasers, in the form of Exhibit C attached hereto, securing the obligations of the Company under the Notes and other Transaction Documents.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Securities” means the Notes and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, dated the date hereof, by the Company in favor of the Purchasers, in the form of Exhibit B attached hereto, securing the obligations of the Company under the Notes and other Transaction Documents.

“Security Documents” means any and all means any and all security agreements, pledge agreements, hypothecation agreements, collateral assignments, mortgages, deeds of trust, control agreements and similar such agreements, executed and delivered by the Company, any of its subsidiaries and/or any third party in favor of the Purchasers pursuant to the Transaction Documents which secures the Company’s obligations under the Notes and the Transaction Documents, and other documents executed, delivered and/or filed by the Company, any of its subsidiaries, any third party and/or the Purchasers as permitted or required under any of the foregoing, including, without limitation, the Security Agreement and the IP Security Agreement.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Notes purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds. Except for the Notes delivered in exchange for the Existing Notes, the initial principal amount of each Purchaser’s Note shall be equal to such Purchaser’s Subscription Amount.

“Transaction Documents” means this Agreement, the Notes, the Security Documents, and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion or redemption of the Notes and issued and issuable in lieu of the cash payment of interest on the Notes in accordance with the terms of the Notes.

ARTICLE II.

PURCHASE AND SALE

2.1              Closing.

(a)                The purchase and sale of the Notes shall take place in one or more closings. The first closing (the “Initial Closing”) shall take place on the date of this Agreement, at 10:00 a.m., Pacific Time (the date of the Initial Closing and each Additional Closing, a “Closing Date”), at the offices of Company Counsel or at such other location or time or on such other date mutually agreed upon by the Company and all of the Purchasers participating therein, subject to the conditions precedent for a Closing as set forth in Section 2.3 hereof, and to each party’s obligations hereunder having been satisfied or waived. The Initial Closing and each Additional Closing shall constitute a “Closing” for purposes of this Agreement. At the Initial Closing, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers participating therein, severally and not jointly, agree to purchase, in the aggregate, up to $2,000,000 in principal amount of the Notes.

(b)               After the Initial Closing, the Company shall sell, and the Purchasers participating therein shall purchase, up to a principal amount of the Notes equal to $2,000,000 less the principal amount of the Notes issued at the Initial Closing (the “Additional Notes”) as described in this Section 2.1(b) on the same terms and conditions as those contained in this Agreement. As used herein, the term “Notes” shall include the Additional Notes. The date of each purchase and sale of the Additional Notes is referred to in this Agreement as an “Additional Closing.” All Additional Closings shall take place subject to the conditions precedent for a Closing as set forth in Section 2.3 hereof, and to each party’s obligations hereunder having been satisfied or waived.

(c)    Purchaser Representative.

(i)                 By virtue of the execution of this Agreement by each Purchaser, each of the Purchasers shall be deemed to have agreed to appoint W-Net as its agent and attorney-in-fact, as the Purchaser Representative for and on behalf of the Purchasers to give and receive notices and communications, to agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to any indemnification claims, to assert, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to, any other claim by the Company against any Purchaser or by any such Purchaser against the Company, in each case relating to this Agreement or the transactions contemplated hereby, and to take all other actions that are either (A) necessary or appropriate in the judgment of the Purchaser Representative for the accomplishment of the foregoing or (B) specifically mandated by the terms of this Agreement. Such agency may be changed by the Purchasers from time to time upon not less than thirty (30) days’ prior written notice to the Company; provided, however, that the Purchaser Representative may not be removed unless Purchasers holding at least two-thirds (2/3) of the outstanding principal amount of the Notes agree to such removal and to the identity of the substituted agent. A vacancy in the position of Purchaser Representative, whether due to the resignation, removal or dissolution of the Purchaser Representative or for any other reason, may be filled by the recipients of a majority in interest of the outstanding principal amount of the Notes. No bond shall be required of the Purchaser Representative, and the Purchaser Representative shall not receive any compensation for its services. Notices or communications to or from the Purchaser Representative shall constitute notice to or from the Purchasers.

(ii)               The Purchaser Representative shall not be liable for any act done or omitted hereunder as Purchaser Representative while acting (A) in good faith or (B) with the consent of the holders of a majority in interest of the outstanding principal amount of the Notes. The Purchasers shall indemnify the Purchaser Representative and hold the Purchaser Representative harmless against any loss, liability or expense incurred without willful misconduct or bad faith on the part of the Purchaser Representative and arising out of, or in connection with, the acceptance or administration of the Purchaser Representative’s duties hereunder, including the reasonable fees and expenses of any legal counsel, accountant or other professional advisor retained by the Purchaser Representative. The Purchaser Representative will be entitled to the advancement and reimbursement by the Purchasers of costs and expenses incurred by, or on behalf of, the Purchaser Representative in the performance of its duties hereunder, including the reasonable fees and expenses of any legal counsel. A decision, act, consent or instruction of the Purchaser Representative, including, but not limited to, an amendment, extension or waiver of this Agreement, shall constitute a decision of the Purchasers and shall be final, binding and conclusive upon the Purchasers; and the Company may rely upon any such decision, act, consent or instruction of the Purchaser Representative as being the decision, act, consent or instruction of the Purchasers.

2.2              Deliveries.

(a)                On a Closing Date, the Company shall deliver or cause to be delivered to each Purchaser participating therein the following:

(i)                 this Agreement duly executed by the Company;

(ii)               a Note registered in the name of such Purchaser with a principal amount equal to (A) such Purchaser’s Subscription Amount, and/or (B) the amount owed to such Purchaser under such Purchaser’s Existing Note as of such Closing Date, as applicable; and

(iii)             the Security Documents, including, without limitation, the Security Agreement and the IP Security Agreement, duly executed by the Company.

(b)               On a Closing Date, each Purchaser participating therein shall deliver or cause to be delivered to the Company the following:

(i)                 this Agreement duly executed by such Purchaser;

(ii)               such Purchaser’s (A) Subscription Amount by wire transfer of immediately available funds to the account as specified in writing by the Company and/or (B) Existing Note for cancellation, as applicable; and

(iii)             the Security Documents to which each Purchaser is a party and required by law to be signed by such party in order to be binding.

2.3              Closing Conditions.

(a)                The obligations of the Company hereunder in connection with a Closing are subject to the following conditions being met:

(i)                 the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers participating therein contained herein;

(ii)               all obligations, covenants and agreements of each Purchaser participating therein required to be performed at or prior to the Closing Date shall have been performed; and

(iii)             the delivery by each Purchaser participating therein of the items set forth in Section 2.2(b) hereof.

(b)                  The respective obligations of the Purchasers hereunder in connection with a Closing are subject to the following conditions being met:

(i)                 the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii)               all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

(iii)             the delivery by the Company of the items set forth in Section 2.2(a) hereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of the Company. The Company hereby represents and warrants as of the Closing Date to each of the Purchasers as follows:

(a)                Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its Certificate of Incorporation, Bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have, or reasonably be expected to result in, a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company (a “Material Adverse Effect”), and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)               Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals (as defined herein). Each Transaction Document has been (or upon delivery will have been) duly executed by the Company, and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)                No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s Certificate of Incorporation, Bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, loan or credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected (other than Liens in favor of the Purchasers), or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d)               Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (ii) filings required under the terms of the Security Documents (collectively, the “Required Approvals”).

(e)                Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares.

(f)                Title to Assets. The Company has good, clear and marketable title to all the tangible properties and tangible assets reflected in its latest balance sheet as being owned by it or acquired after the date thereof which are, individually or in the aggregate, material to the Company’s business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens. All equipment and other items of tangible personal property and assets of the Company (i) are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted, and (ii) are usable in the regular and ordinary course of the Company’s business. The Company does not own any real property. The Company has a valid leasehold interest in such leased real property, and such leases are in full force and effect. The improvements and fixtures on such real property leased by the Company are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted.

(g)               No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(h)               Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of, or exchange for, the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.2              Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the applicable Closing Date to the Company as follows:

(a)                Organization; Authority. If such Purchaser is an individual, such Purchaser has the full power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out his or her obligations hereunder and thereunder. If such Purchaser is an entity, such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder, and the execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)               Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)                Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it or its permitted assignee converts any Notes it or such permitted assignee, as the case may be, will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)               Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)                General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1              Transfer Restrictions.

(a)                The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b)               The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.2              Reservation of Common Stock. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

4.3              Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at a Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions upon request of any Purchaser.

4.4              Security. The Company’s obligations under the Notes and other Transaction Documents shall be secured by all the assets of the Company and its subsidiaries. As of any Closing, the Purchasers participating therein shall be granted a security interest in all the assets of the Company and its subsidiaries to be memorialized in the Security Documents. The Company shall execute, and cause its subsidiaries to execute, such other agreements, documents and financing statements reasonably requested by the Purchasers, which will be filed at the Company’s expense with the applicable jurisdictions and authorities. The Company shall also execute, and cause its subsidiaries to execute, all such documents reasonably necessary in the opinion of the Purchasers to memorialize and further protect the security interests described herein. The Purchasers may appoint a collateral agent to represent them collectively in connection with the security interests being granted to the Purchasers.

4.5              Termination of Existing Security Agreements. The Company and each Investor hereby agree that upon the exchange of such Investor’s October Existing Note for the applicable Note, (a) each Existing Security Agreement that such Investor is a party to shall terminate, (b) all security interests and liens granted to such Investor pursuant to such Existing Security Agreement in all property of the Company and its subsidiaries shall terminate, (c) such Investor authorizes the Company to prepare and file any and all documents and instruments, including UCC termination statements, reasonably necessary or required to discharge any and all security registrations previously filed by such Investor with respect to such Existing Security Agreement, and (d) such Investor shall execute and deliver to the Company any lien releases, mortgage releases, discharges of security interests, and other similar discharge or release documents (in recordable form if applicable) as are necessary to effectuate the termination and release of the security interests and liens granted to such Investor pursuant to such Existing Security Agreement. Each Investor further agrees to do such further acts and things and to execute and deliver to the Company such additional releases, powers, instruments, documents or agreements, as the Company may reasonably require or deem advisable to carry into effect the release of such liens and security interests.

ARTICLE V.

MISCELLANEOUS

5.1              Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.2              Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3              Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission or delivery, if such notice or communication is delivered via facsimile at the facsimile number, or delivered by a U.S. nationally recognized overnight courier service to the address, set forth on the signature pages attached hereto prior to 5:30p.m. (Los Angeles time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number, or delivered by such courier service to the address, set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Los Angeles time) on any Business Day, or (c) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4              Amendments; Waivers. Except as specified in Section 2.1(b) hereof with respect to the addition of additional Purchasers in an Additional Closing, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least a majority in interest of the Securities then held by the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5              Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Subject to the restrictions set forth in Section 4.1 hereof, any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.7              No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of Los Angeles. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Los Angeles for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9              Survival. The representations and warranties shall survive the Closings and the delivery of the Securities for the applicable statue of limitations.

5.10          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” or other document image format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” or other document image format data file signature page were an original thereof.

5.11          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12          Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.13          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14          Usury. It is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.15          Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.16          Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

5.17          Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

PHOTOTRON Holdings, Inc.	Address for Notice: 717 E. Gardena Blvd. Gardena, CA 90248
By: __/s/ Craig Ellins___________________________ Name: Craig Ellins Title: Chief Executive Officer	Fax: (818) 992-0202

With a copy to (which shall not constitute notice):

Stubbs Alderton & Markiles, LLP

15260 Ventura Boulevard, 20th Floor

Sherman Oaks, California 91403

Attention: Greg Akselrud, Esq.

Fax: (818) 444-6303

PURCHASER REPRESENTATIVE:

W-net Fund I, L.P.	Address for Notice: 12400 Ventura Blvd. Suite 327 Studio City, California 91604
By: __/s/ David Weiner________________________ Name: David Weiner Title: Manager of the General Partner	Fax: (818) 474-7589

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR PURCHASERS FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

If an Entity:

(Print Entity Name)

By (Sign):

Name (Print):

Title (Print):

If an Individual:

(Sign)

Name (Print):

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: _____________________________________________

Address for Notice of Purchaser:

________________________________________________

________________________________________________

Address for Delivery of Securities for Purchaser (if not same as address for notice):

________________________________________________

________________________________________________

Subscription Amount: $____________________________

Amount Owed by the Company Under an Existing Note: $____________________________

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of ____________________________ ___, 20___ with respect to an Additional Closing pursuant to Section 2.1(b) hereof.

If an Entity:

(Print Entity Name)

By (Sign):

Name (Print):

Title (Print):

If an Individual:

(Sign)

Name (Print):

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: _____________________________________________

Address for Notice of Purchaser:

________________________________________________

________________________________________________

Address for Delivery of Securities for Purchaser (if not same as address for notice):

________________________________________________

________________________________________________

Subscription Amount: $____________________________

Amount Owed by the Company Under an Existing Note: $____________________________

EXHIBIT A

NOTES

(See attached)

EXHIBIT B

SECURITY AGREEMENT

(See attached)

EXHIBIT C

IP SECURITY AGREEMENT

(See attached)